Exhibit 10.2

                                  CALL WARRANT

          STRATS(SM) TRUST FOR NEWS CORPORATION SECURITIES, SERIES 2006-4

                                  Call Warrant

                          Dated as of September 8, 2006

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THESE CALL WARRANTS HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933,
AS AMENDED AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT WHILE A REGISTRATION UNDER SUCH ACT IS IN EFFECT OR PURSUANT TO THE EXEMPTION THEREFROM UNDER SUCH ACT PROVIDED PURSUANT TO RULE 144A THEREUNDER. THE CALL WARRANTS REPRESENTED HEREBY MAY BE TRANSFERRED ONLY IN COMPLIANCE WITH THE CONDITIONS SPECIFIED IN THESE CALL WARRANTS INCLUDING THE DELIVERY OF AN INVESTMENT LETTER IN THE FORM ATTACHED HERETO. EACH PROSPECTIVE TRANSFEREE OF THESE CALL WARRANTS SHALL BE REQUIRED TO REPRESENT THAT IT IS (A) A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A) AND (B) ACQUIRING THE CALL WARRANTS FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF AN INVESTOR OF THE TYPE DESCRIBED IN CLAUSE (A) ABOVE AS TO WHICH THE TRANSFEREE EXERCISES SOLE INVESTMENT DISCRETION.

        STRATS(SM) TRUST FOR NEWS CORPORATION SECURITIES, SERIES 2006-4

                                  Call Warrant

66 Warrants; Each Warrant Relating to $500,000 principal amount of Underlying Securities

No. W-1                                                        September 8, 2006

CUSIP 863117115

      U.S. Bank Trust National Association, as warrant agent (the "Warrant Agent") under the Warrant Agent Agreement dated as of September 8, 2006 by and among Synthetic Fixed-Income Securities, Inc. (the "Trustor"), U.S. Bank Trust National Association, a national banking association, not in its individual capacity but solely as Trustee (the "Trustee") and the Warrant Agent, in connection with $33,000,000 principal amount of News Corporation corporate bonds due 2095 (the "Underlying Securities") deposited in STRATS(SM) Trust For News Corporation Securities, Series 2006-4 (the "Trust"), a trust created under the laws of the State of New York pursuant to a Base Trust Agreement, dated as of September 8, 2006 (the "Agreement"), between the Trustor and the Trustee, as supplemented by the STRATS(SM) Series Supplement 2006-4, dated as of September 8, 2006 (the "Series Supplement" and, together with the Agreement, the "Trust Agreement"), between the Trustor and the Trustee, for value received, hereby certifies that Wachovia Capital Markets, LLC, or registered assigns, is entitled to purchase Underlying Securities of $500,000 principal amount, per each Call Warrant, on any Warrant Exercise Date (as defined below) designated by the holder of these instruments (the "Call Warrants") at a purchase price equal to the Warrant Exercise Purchase Price (as defined below), all subject to the terms and conditions set forth below.

      Certain capitalized terms used in this Call Warrant are defined in Article IV hereof; capitalized terms used but not defined herein shall have the respective meanings set forth in the Trust Agreement; references to an "Exhibit" are, unless otherwise specified, to one of the Exhibits attached to this Call Warrant and references to a "Section" are, unless otherwise specified, to one of the sections of this Call Warrant.

                                   Article I

                              Exercise of Warrants

      Section I.1 Manner of Exercise. (a) Each of these Call Warrants may be exercised by the holder hereof (each, a "Warrantholder"), on any Warrant Exercise Date. Each Call Warrant may be exercised in whole or in part; provided, that, for each Warrant Exercise Date, the exercising Warrantholder (or, if applicable, two or more affiliated Warrantholders) must purchase Called Underlying Securities in a minimum aggregate principal amount of $500,000. The following conditions shall apply to any exercise of these Call Warrants:

            (i) A written notice in the form of Exhibit I hereto (the "Call Notice") specifying the number of Call Warrants being exercised and the Warrant Exercise Date shall be delivered to the Warrant Agent and the Trustee at least 10 but not greater than 60 days before such Warrant Exercise Date.

            (ii) The Warrantholder shall surrender these Call Warrants to the Warrant Agent at its office specified in Section VI.3 hereof no later than 11:00 a.m. (New York City time) on such Warrant Exercise Date.

            (iii) Except in connection with a Call Notice relating to a tender offer for Underlying Securities and the Underlying Securities cannot be delivered to the relevant Warrantholder due to time constraints or other restrictions relating to such tender, which shall be settled as set forth in Section 10(j) of the Series Supplement, the Warrantholder shall have made payment to the Warrant Agent, by wire transfer or other immediately available funds acceptable to the Warrant Agent, in the amount of the Warrant Exercise Purchase Price for the exercised Call Warrants, no later than 11:00 a.m. (New York City time) on the Warrant Exercise Date and shall have delivered in connection with its payment, an executed subscription for the Underlying Securities in the form of Exhibit II hereto.

            (iv) The Warrantholder shall have satisfied all conditions to the exercise of Call Warrants set forth in Section 8 of the Series Supplement.

      Upon exercise of these Call Warrants, the Warrantholder shall be entitled to delivery of the Called Underlying Securities. The "Called Underlying Securities" shall be Underlying Securities having a principal amount equal to $500,000 per exercised Call Warrant.

      (b) The Warrant Agent shall notify the Trustee immediately upon receipt by the Warrant Agent of a notice by the holder of this Call Warrant and upon receipt of payment of the applicable Warrant Exercise Purchase Price from such holder pursuant to clause (a) of this Section I.1. The Warrant Agent shall transfer each payment made by the holder hereof pursuant to clause (a) of this
Section I.1 to the Trustee in immediately available funds, for application pursuant to the Trust Agreement no later than 1:00 p.m. (New York City time) on the applicable Warrant Exercise Date (and, pending such transfer, shall hold each such payment for the benefit of the holder hereof in a segregated trust account).

      (c) A notice by the holder of a Call Warrant does not impose any obligations on a holder of a Call Warrant in any way to pay any Warrant Exercise Purchase Price. If, by 11:00 a.m. (New York City time) on the Warrant Exercise Date, the holder of the Call Warrant being exercised has not paid the Warrant Exercise Purchase Price (except in connection with a Call Notice relating to a tender offer for Underlying Securities that will not be delivered to the relevant Warrantholder), then such notice shall automatically expire and none of the holders of such Call Warrant, the Warrant Agent and the Trustee shall have any obligations with respect to such notice by the holder of such Call Warrant. The expiration of a notice by the holder of this Call Warrant shall in no way affect a holder of a Call Warrant's right to subsequently deliver a notice which satisfies the terms of the Trust Agreement. The Warrant Exercise Purchase Price for a call in connection with a tender offer shall be deducted from the proceeds of a tender offer by the Trust pursuant to Section 10(j) of the Series Supplement.

      (d) The Call Warrants will become immediately exercisable upon an SEC Reporting Failure (whether such SEC Reporting Failure occurs before or after June 1, 2011) and, if the Call Warrants are in the money, as defined in the Trust Agreement, they will be deemed to be exercised without further action by the Warrantholders and will be cash settled concurrently with the distribution to Certificateholders, as provided in Section 10(g) of the Trust Agreement. Notwithstanding the foregoing, if at any time an SEC Reporting Failure occurs and is continuing, Warrantholders will have the right to exercise the Call Warrants so long as the Call Warrants are exercised prior to the liquidation or distribution of the Underlying Securities.

      (e) The Call Warrants may also be exchanged, together with Certificates of each Class, for Underlying Securities, upon compliance with the provisions of
Section 8(f) of the Series Supplement, and any such exchange shall be deemed an exercise of the related Call Warrants for purposes of the transfer of the exchanged principal amount of Underlying Securities pursuant to Section I.2.

      Section I.2 Transfer of Underlying Securities. As soon as practicable after each surrender of these Call Warrants, and no later than 11:00 a.m. (New York City time) on the Warrant Exercise Date and upon satisfaction of all other requirements described in this Call Warrant, the Warrant Agent shall instruct the Trustee to cause the Called Underlying Securities represented by the number of Warrants being exercised hereunder to be registered on the book-entry system of the related depositary in the registered name or names furnished by the holder, and, in case such exercise is of less than all of these Call Warrants, new Call Warrants of like tenor, representing the remaining unexercised and outstanding Call Warrants of the holder, shall be delivered by the Warrant Agent to the holder hereof; provided, however, that if such Call Notice is in connection with a tender offer and the called Underlying Securities cannot be delivered to the relevant Warrantholder due to time constraints or other restrictions relating to such tender, the Warrant Agent shall instruct the Trustee to distribute to the exercising Warrantholder the excess of the tender offer proceeds over the Call Price pursuant to Section 10(j) of the Series Supplement. The Trustee shall cause the delivery of the Called Underlying Securities to the holder or its nominee no later than 1:00 p.m. (New York City time) on the applicable Warrant Exercise Date in accordance with Section 8(e) of the Series Supplement.

      Section I.3 Cancellation and Destruction of Call Warrant. All Call Warrants surrendered to the Warrant Agent for the purpose of exercise pursuant to Section I.1 and actually exercised, or for the purpose of transfer or exchange pursuant to Article III, shall be cancelled by the Warrant Agent, and no Call Warrant (other than that reflecting such transfer or exchange) shall be issued in lieu thereof. The Warrant Agent shall destroy all cancelled Call Warrants.

      Section I.4 No Rights as Holder of Underlying Securities Conferred by Warrants. Prior to the exercise hereof, these Call Warrants shall not entitle the holder hereof to any of the rights of a holder of the Underlying Securities, including, without limitation, the right to receive the payment of any amount on or in respect of the Underlying Securities or to enforce any of the covenants of the Trust Agreement.

      Section I.5 Pro Rata Reduction of Call Warrants if Partial Redemption of Underlying Securities. If Underlying Securities are redeemed in part by the Underlying Securities Issuer and the Warrant Holders do not exercise their call rights in connection with such partial redemption, then the number of Call Warrants held by each Warrant Holder shall be reduced proportionately so that the aggregate amount of Underlying Securities callable by Call Warrants shall equal the amount of Underlying Securities held by the Trust after giving effect to such partial redemption.

      Section I.6 Selection of Called Underlying Securities in the event of a Call in Connection with a Partial Redemption. If a Warrant Holder exercises Call Warrants in connection with a partial redemption of the Underlying Securities, the Trustee shall, to the extent possible, select Called Underlying Securities for transfer to the Warrant Holder that have been selected by the Underlying Securities Issuer for redemption. If more than one Warrant Holder exercises Call Warrants in such circumstances, such Called Underlying Securities that have been selected for redemption shall be allocated among such Warrant Holders in proportion to the number of Call Warrants exercised by each.

                                   Article II

                            Restrictions on Transfer

      Section II.1 Restrictive Legends. These Call Warrants may not be transferred except to a transferee whom the transferor of these Call Warrants reasonably believes is (A) a "Qualified Institutional Buyer" (as defined in Rule 144A under the Securities Act) and (B) acquiring the Call Warrants for its own account or for the account of an investor of the type described in clause (A) above as to which the transferee exercises sole investment discretion. In addition, each transferee shall be required to deliver to the Warrant Agent an investment letter in the form of Exhibit III hereto.

      Except as otherwise permitted by this Article II, the Call Warrants (or the Call Warrants issued upon the transfer of the Call Warrants) shall be issued with a legend in substantially the following form:

      "These Call Warrants have not been registered under the Securities Act of 1933, as amended and may not be transferred, sold or otherwise disposed of except while a registration under such Act is in effect or pursuant to the exemption therefrom under such Act provided pursuant to Rule 144A thereunder. The Call Warrants represented hereby may be transferred only in compliance with the conditions specified in these Call Warrants including the delivery of an Investment Letter in the form attached hereto. Each prospective transferee of these Call Warrants shall be required to represent that it is (A) a "Qualified Institutional Buyer" (as defined in Rule 144A) and (B) acquiring the Call Warrants for its own account or for the account of an investor of the type described in clause (A) above as to which the transferee exercises sole investment discretion."

      Section II.2 Notice of Proposed Transfer. Prior to any transfer of any Call Warrant, the holder hereof will give five (5) Business Days (or such lesser period acceptable to the Warrant Agent) prior written notice to the Warrant Agent of such holder's intention to effect such transfer and to comply in all other respects with this Section II.2. Each transfer of Call Warrants must be for a whole number of Call Warrants.

                                   Article III

                Registration and Transfer of Call Warrants, etc.

      Section III.1 Warrant Register; Ownership of Call Warrants. The Warrant Agent will keep a register in which the Warrant Agent will provide for the registration of Call Warrants and the registration of transfers of Call Warrants representing whole numbers of Warrants. The Trustee and the Warrant Agent may treat the Person in whose name any Call Warrant is registered on such register as the owner thereof for all purposes, and the Trustee and the Warrant Agent shall not be affected by any notice to the contrary.

      Section III.2 Transfer and Exchange of Call Warrants. Upon surrender of any Call Warrant for registration of transfer or for exchange to the Warrant Agent, the Warrant Agent shall (subject to compliance with Article II) execute and deliver, and cause the Trustee, on behalf of the Trust, to execute and deliver, in exchange therefor, a new Call Warrant of like tenor and evidencing a like number of Call Warrants, in the name of such holder or as such holder (upon payment by such holder of any applicable transfer taxes or government charges) may direct. The Call Warrants must be transferred in a minimum amount of $500,000.

      Section III.3 Replacement of Call Warrants. Upon receipt of evidence reasonably satisfactory to the Warrant Agent of the loss, theft, destruction or mutilation of any Call Warrant and, in the case of any such loss, theft or destruction of any Call Warrant, upon delivery of an indemnity bond in such reasonable amount as the Warrant Agent may determine, or, in the case of any such mutilation, upon the surrender of such Call Warrant for cancellation to the Warrant Agent, the Warrant Agent shall execute and deliver, and cause the Trustee, on behalf of the Trust, to execute and deliver, in lieu thereof, a new Call Warrant of like tenor bearing a number not contemporaneously outstanding.

      Section III.4 Execution and Delivery of Call Warrants by Trustee. The Trustee, on behalf of the Trust, hereby agrees (subject to compliance with Article II) to execute and deliver such new Call Warrants issued in accordance with Section I.2 or this Article III as the Warrant Agent shall request in accordance herewith.

                                   Article IV

                                   Definitions

      As used herein, unless the context otherwise requires, the following terms have the following respective meanings:

      "Business Day": As defined in the Trust Agreement.

      "Call Warrant": As defined in the introduction to these Call Warrants.

      "Change of Control Triggering Event": As defined in the Prospectus Supplement, dated as of September 6, 2006, relating to the public offering of the Class A-1 Certificates issued by the Issuer.

      "Closing Date": September 8, 2006.

      "Called Underlying Securities": As defined in Section I.1(a) hereof.

      "Make Whole Amount": As defined in the Trust Agreement.

      "Person": Any individual, corporation, partnership, joint venture, association, joint stock company, trust (including any beneficiary thereof), unincorporated organization or government or any agency or political subdivision thereof.

      "Rating Agency": Standard & Poor's Ratings Services and any successor thereto.

      "Responsible Officer": As defined in the Trust Agreement.

      "SEC Reporting Failure": If (1) the Underlying Securities Parent Guarantor (as defined in the Series Supplement) either (x) states in writing that it intends permanently to cease filing periodic reports required under the Securities Exchange Act of 1934 or (y) fails to file all required periodic reports for two quarterly reporting periods, and (2) the Trustor determines after consultation with the Securities and Exchange Commission, that under applicable securities laws, rules or regulations the Trust must be liquidated or the Underlying Securities distributed.

      "Securities Act": The Securities Act of 1933, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

      "Trust": As defined in the introduction to these Call Warrants.

      "Trust Agreement": The Base Trust Agreement, dated as of September 26, 2003, between the Trustor and the Trustee, as supplemented by the STRATS(SM) Supplement 2006-4, dated as of September 8, 2006, between the Trustor and the Trustee, incorporating by reference the definitions and assumptions thereto, as the same may be amended or modified from time to time.

      "Trustee": As defined in the introduction to these Call Warrants, or any successor thereto under the Trust Agreement.

      "Trustor": As defined in the introduction to these Call Warrants, or any successor thereto under the Trust Agreement.

      "Trustor Order": As defined in the Trust Agreement.

      "Warrant Agent": U.S. Bank Trust National Association, a national banking association, in its capacity as warrant agent hereunder, or any successor thereto hereunder.

      "Warrant Exercise Date": Any Business Day on or after June 1, 2011 and any Business Day during any earlier period during which (i) an Event of Default with respect to the Underlying Securities has occurred and is continuing, (ii) a tender offer for the Underlying Securities has occurred (including a tender offer related to the occurrence of a Change of Control Triggering Event), (iii) any redemption or other unscheduled payment on the Underlying Securities has been announced and the distribution to securityholders of the redemption price or other payment has not yet occurred or (iv) an SEC Reporting Failure has occurred and is continuing, in each case as set forth in the notice from the Warrantholder to the Warrant Agent and the Trustee.

      "Warrant Exercise Purchase Price": An amount paid by the Warrantholder on each Warrant Exercise Date equal to 100% of the principal amount of the Underlying Securities being purchased pursuant to the exercise of the Call Warrants, in each case, plus accrued and unpaid interest to and including the Warrant Exercise Date plus the Make Whole Amount.

                                    Article V

                                  Warrant Agent

      Section V.1 Limitation on Liability. The Warrant Agent shall be protected against, and shall incur no, liability for or in respect of any action taken, suffered or omitted by it in connection with its administration of the Call Warrants in reliance upon any instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement or other paper or document in good faith believed by it to be genuine and to be signed, executed and, where necessary, verified and acknowledged, by the proper Person or Persons; unless a court of competent jurisdiction enter in a non appealable judgment that such liability resulted from the gross negligence or willful misconduct of the Warrant Agent.

      Section V.2 Duties of Warrant Agent. The Warrant Agent undertakes only the specific duties and obligations imposed hereunder upon the following terms and conditions, by all of which the Trustor, the Trust, the Trustee and each Warrantholder shall be bound:

      (a) The Warrant Agent may consult with legal counsel (who may be legal counsel for the Trustor), and the opinion of such counsel shall be full and complete authorization and protection to the Warrant Agent as to any action taken or omitted by it in good faith and in accordance with such opinion, provided the Warrant Agent shall have exercised reasonable care in the selection by it of such counsel.

      (b) Whenever in the performance of its duties hereunder, the Warrant Agent shall deem it necessary or desirable that any fact or matter be proved or established by the Trustor or the Trustee prior to taking or suffering any action hereunder, such fact or matter may be deemed to be conclusively proved and established by a Trustor Order or a certificate signed by a Responsible Officer of the Trustee and delivered to the Warrant Agent; and such certificate shall be full authorization to the Warrant Agent for any action taken or suffered in good faith by it hereunder in reliance upon such certificate.

      (c) The Warrant Agent shall be liable hereunder only for its own gross negligence, willful misconduct or bad faith.

      (d) The Warrant Agent shall not be liable for or by reason of any of the statements of fact or recitals contained herein or be required to verify the same, but all such statements and recitals are and shall be deemed to have been made by the Trust and the Trustor only.

      (e) The Warrant Agent shall not have any responsibility in respect of and makes no representation as to the validity of this Call Warrant or the execution and delivery hereof (except the due execution hereof by the Warrant Agent); nor shall it be responsible for any breach by the Trust of any covenant or condition contained in this Call Warrant; nor shall it by any act hereunder be deemed to make any representation or warranty as to the Underlying Securities to be purchased hereunder.

      (f) The Warrant Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from the Chairman of the Board, the Chief Executive Officer, Chief Financial Officer, Chief Operating Officer, President, a Vice President, its Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary of the Trustor, and any Responsible Officer of the Trustee, and to apply to such officers for advice or instructions in connection with its duties, and it shall not be liable for any action taken or suffered to be taken by it in good faith in accordance with instructions of any such officer.

      (g) The Warrant Agent and any shareholder, director, officer or employee of the Warrant Agent may buy, sell or deal in any of these Call Warrants or other securities of the Trust or otherwise act as fully and freely as though it were not Warrant Agent hereunder, so long as such persons do so in full compliance with all applicable laws. Nothing herein shall preclude the Warrant Agent from acting in any other capacity for the Trust, the Trustor or for any other legal entity.

      (h) The Warrant Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either by itself or by or through its attorneys or agents.

      (i) The Warrant Agent shall act solely as the agent of the Warrantholders hereunder. The Warrant Agent shall not be liable except for the failure to perform such duties as are specifically set forth herein, and no implied covenants or obligations shall be read into these Call Warrants against the Warrant Agent, whose duties shall be determined solely by the express provisions hereof. The Warrant Agent shall not be deemed to be a fiduciary.

      (j) The Warrant Agent shall not have any duty to calculate or determine any adjustments with respect either to the Warrant Exercise Purchase Price or to the kind and amount of property receivable by holders of Call Warrants upon the exercise thereof.

      (k) The Warrant Agent shall not be responsible for any failure on the part of the Trustee to comply with any of its covenants and obligations contained herein.

      (l) The Warrant Agent shall not be under any obligation or duty to institute, appear in or defend any action, suit or legal proceeding in respect hereof, unless first indemnified to its satisfaction, but this provision shall not affect the power of the Warrant Agent to take such action as the Warrant Agent may consider proper, whether with or without such indemnity. The Warrant Agent shall promptly notify the Trustor and the Trustee in writing of any claim made or action, suit or proceeding instituted against it arising out of or in connection with these Call Warrants.

      (m) The Trustee will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further acts, instruments and assurances as may be required by the Warrant Agent in order to enable it to carry out or perform its duties hereunder.

      Section V.3 Change of Warrant Agent. The Warrant Agent may resign and be discharged from its duties hereunder upon thirty (30) days' notice in writing mailed to the Trustor and the Trustee by registered or certified mail, and to the holders of the Call Warrants by first-class mail at the expense of the Trustor; provided that no such resignation or discharge shall become effective until a successor Warrant Agent shall have been appointed hereunder. The Trustor may remove the Warrant Agent or any successor Warrant Agent upon thirty (30) days' notice in writing, mailed to the Warrant Agent or successor Warrant Agent, as the case may be, and to the holders of the Call Warrants by first-class mail; provided further that no such removal shall become effective until a successor Warrant Agent shall have been appointed hereunder. If the Warrant Agent shall resign or be removed or shall otherwise become incapable of acting, the Trustor shall promptly appoint a successor to the Warrant Agent, which may be designated as an interim Warrant Agent. If an interim Warrant Agent is designated, the Trustor shall then appoint a permanent successor to the Warrant Agent, which may be the interim Warrant Agent. If the Trustor shall fail to make such appointment of a permanent successor within a period of thirty (30) days after such removal or within sixty (60) days after notification in writing of such resignation or incapacity by the resigning or incapacitated Warrant Agent or by the holder of a Call Warrant, then the Warrant Agent or registered holder of any Warrant may apply to any court of competent jurisdiction for the appointment of such a successor. Any successor to the Warrant Agent (or any parent of such successor) appointed hereunder must have long-term unsecured debt obligations that are rated in one of the four highest rating categories by the Rating Agency. Any entity which may be merged or consolidated with or which shall otherwise succeed to substantially all of the trust or agency business of the Warrant Agent shall be deemed to be the successor Warrant Agent without any further action. The holders of more than 50% of the outstanding Call Warrants, by an instrument delivered to the Trustor and the Warrant Agent in writing, shall have the right to object to, and by objecting shall thereby prevent the occurrence of, any proposed action by the Trustor under this Section V.3.

                                   Article VI

                                  Miscellaneous

      Section VI.1 Remedies. The remedies at law of the Warrantholder in the event of any default or threatened default by the Warrant Agent in the performance of or compliance with any of the terms of these Call Warrants are not and will not be adequate and, to the fullest extent permitted by law, such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

      Section VI.2 Limitation on Liabilities of Holder. Nothing contained in these Call Warrants shall be construed as imposing any obligation on the holder hereof to purchase any of the Underlying Securities except in accordance with the terms hereof.

      Section VI.3 Notices. All notices and other communications under these Call Warrants shall be in writing and shall be delivered, or mailed by registered or certified mail, return receipt requested, by a nationally recognized overnight courier, postage prepaid, addressed (a) if to any holder of any Call Warrant, at the registered address of such holder as set forth in the register kept by the Warrant Agent, or (b) if to the Warrant Agent, to 100 Wall Street, Suite 1600, New York, New York 10005, Attention: Corporate Trust or to such other address notice of which the Warrant Agent shall have given to the holder hereof and the Trustee or (c) if to the Trust or the Trustee, to the Corporate Trust Office (as set forth in the Trust Agreement); provided that the exercise of any Call Warrant shall be effective in the manner provided in
Article I.

      Section VI.4 Amendment. (a) These Call Warrants may be amended from time to time by the Trustor, the Trustee and the Warrant Agent without the consent of the holder hereof, upon receipt of an opinion of counsel satisfactory to the Warrant Agent that the provisions hereof have been satisfied and that such amendment would not alter the status of the Trust to be treated as a corporation or publicly traded partnership taxable as a corporation under the Code, for any of the following purposes: (i) to cure any ambiguity or to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein or to provide for any other terms or modify any other provisions with respect to matters or questions arising under these Call Warrants which shall not adversely affect in any material respect the interests of the holder hereof or any holder of a Certificate or (ii) to evidence and provide for the acceptance of appointment hereunder of a Warrant Agent other than U.S. Bank Trust National Association.

      (b) Without limiting the generality of the foregoing, this Call Warrant may also be modified or amended from time to time by the Trustor, the Trustee and the Warrant Agent with the consent of the holders of 66-2/3% of the outstanding Call Warrants, upon receipt of an opinion of counsel satisfactory to the Warrant Agent that the provisions hereof (including, without limitation, the following proviso) have been satisfied, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Call Warrants or of modifying in any manner the rights of the holders of the Call Warrants; provided, however, that no such amendment shall (i) adversely affect in any material respect the interests of holders of Certificates without the consent of the holders of Certificates evidencing not less than the Required Percentage-Amendment of the aggregate Voting Rights of such affected Certificates (as such terms are defined in the Trust Agreement) and without written confirmation from the Rating Agency that such amendment will not result in a downgrading or withdrawal of its rating of the Certificates; (ii) alter the dates on which Call Warrants are exercisable or the amounts payable upon exercise of a Call Warrant without the consent of the holders of Certificates evidencing 100% of the aggregate Voting Rights of such affected Certificates and the holders of 100% of the affected Call Warrants or (iii) reduce the percentage of aggregate Voting Rights required by (i) or (ii) without the consent of the holders of all such affected Certificates. Notwithstanding any other provision of these Call Warrants, this Section VI.4(b) shall not be amended without the consent of the holders of 100% of the affected Call Warrants.

      (c) The Warrant Agent shall notify the Rating Agency of any such proposed amendment or modification prior to the execution thereof and promptly after the execution of any such amendment or modification, the Warrant Agent shall furnish a copy of such amendment or modification to each holder of a Call Warrant, to each holder of a Certificate and to the Rating Agency. It shall not be necessary for the consent of holders of Call Warrants or Certificates under this Section to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof shall be subject to such reasonable regulations as the Warrant Agent may prescribe.

      Section VI.5 Expiration. The right to exercise these Call Warrants shall expire on the earliest to occur of (a) the cancellation hereof, (b) the termination of the Trust Agreement or (c) the liquidation, disposition or payment in full (whether by maturity, redemption or otherwise) of all of the Underlying Securities.

      Section VI.6 Descriptive Headings. The headings in these Call Warrants are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

      Section VI.7 GOVERNING LAW. THIS WARRANT INSTRUMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.

      Section VI.8 Judicial Proceedings; Waiver of Jury. Any judicial proceeding brought against the Trust, the Trustee or the Warrant Agent with respect to these Call Warrants may be brought in any court of competent jurisdiction in the County of New York, State of New York or of the United States of America for the Southern District of New York and, by execution and delivery of these Call Warrants, the Trustee on behalf of the Trust and the Warrant Agent (a) accepts, generally and unconditionally, the nonexclusive jurisdiction of such courts and any related appellate court, and irrevocably agrees that the Trust, the Trustee and the Warrant Agent shall be bound by any judgment rendered thereby in connection with these Call Warrants, subject to any rights of appeal, and (b) irrevocably waives any objection that the Trust, the Trustee or the Warrant Agent may now or hereafter have as to the venue of any such suit, action or proceeding brought in such a court or that such court is an inconvenient forum.

      Section VI.9 Nonpetition Covenant; No Recourse. Each of (i) the Warrantholder, by its acceptance hereof, and (ii) the Warrant Agent, agrees that it shall not (and, in the case of the holder, that it shall not direct the Warrant Agent to), until the date which is one year and one day after the payment in full of the Certificates and all other securities issued by the Trust, the Trustor or entities formed, established or settled by the Trustor, acquiesce, petition or otherwise invoke or cause the Trust, the Trustor or any such other entity to invoke the process of the United States of America, any State or other political subdivision thereof or any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government for the purpose of commencing or sustaining a case by or against the Trust, the Trustor or any such other entity under a federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Trust, the Trustor or any such other entity or all or any part of the property or assets of Trust, the Trustor or any such other entity or ordering the winding up or liquidation of the affairs of the Trust, the Trustor or any such other entity.

      Section VI.10 Amendments to the Trust Agreement. The Trustee hereby agrees not to consent to any amendments to the Trust Agreement which will adversely affect the rights of the Warrantholders in a material manner without the consent of the Warrantholders.

      Section VI.11 Reporting Obligations. During any period in which the Trust is not subject to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, the Trustee, on behalf of the Trust, shall promptly furnish to holders of Call Warrants and prospective purchasers of Call Warrants designated by such holders, upon request of such holders or prospective purchasers, the information required to be delivered pursuant to Rule 144A(d)(4) of the Securities Act of 1933, as amended, to permit compliance with Rule 144A in connection with the resale of Call Warrants; provided, however, that the Trust shall not (a) be required to provide audited financial statements of the Trust or (b) be required to furnish Rule 144A Information in connection with any request made on or after the date that is two years from the later of (i) the date such Call Warrant (or any predecessor Call Warrant) was acquired from the Trust or (ii) the date such Call Warrant (or any predecessor Call Warrant) was last acquired from an "affiliate" of the Trust within the meaning of Rule 144.

      Each of (i) the holder of these Call Warrants, by its acceptance hereof, and (ii) the Warrant Agent agrees that it shall not have any recourse to the Underlying Securities.

                                    U.S. BANK TRUST NATIONAL ASSOCIATION, not in
                                      its individual capacity but solely as
                                      Trustee and Authenticating Agent


                                    By:  /s/  Janet O'Hara
                                       -----------------------------------------
                                       Authorized Signatory


                                    U.S. BANK TRUST NATIONAL ASSOCIATION, as
                                      Warrant Agent


                                    By::  /s/  Janet O'Hara
                                       -----------------------------------------
                                       Authorized Signatory

                                                                       Exhibit I

                               FORM OF CALL NOTICE

      To: STRATS(SM) Trust for News Corporation Securities, Series 2006-4 U.S. Bank Trust National Association, as Trustee
            100 Wall Street, Suite 1600
            New York, New York 10005
            Attention: Corporate Trust

      The undersigned registered holder of [70] [or if different, insert the number of unexercised warrants held by the undersigned] Call Warrants, hereby gives notice by registered or certified mail, return receipt requested or by a nationally recognized overnight courier, postage prepaid, and in accordance with the terms of the Call Warrants, hereby and irrevocably elects that it will exercise [70] [or if different, insert the number of unexercised warrants held by the undersigned to be exercised] Call Warrants on [__________], [20__] (the "Warrant Exercise Date"), such date being not less than 10 or more than 60 days prior to the date this notice is delivered to the Warrant Agent at the above address, and agrees that on or prior to the Warrant Exercise Date it will deliver payment of $[________] therefor. In connection therewith, the undersigned hereby certifies that it is solvent as of the date hereof.

Dated:

      (Signature must conform in all respects to name of holder as specified on the face of these Call Warrants)

      (Street Address)
      (City) (State) (Zip Code)

                                                                      Exhibit II

                              FORM OF SUBSCRIPTION

              [To be executed only upon exercise of Call Warrants]

To: STRATS(SM) Trust for News Corporation Securities, Series 2006-4

    U.S. Bank Trust National Association, as Trustee
    100 Wall Street, Suite 1600
    New York, New York 10005
    Attention: Corporate Trust

      The undersigned registered holder of _____ [Insert the number of unexercised warrants held by the undersigned] Call Warrants, having previously given notice thereof in accordance with the terms of the Call Warrants, hereby irrevocably exercises ____ [insert the number of warrants to be exercised] Call Warrant(s) for, and purchases pursuant thereto, the Called Underlying Securities receivable upon such exercise, and herewith makes payment of $[____] per exercised Call Warrant therefor, and requests that such Called Underlying Securities be transferred to [insert information required for transfer of Called Underlying Securities]. In connection therewith, the undersigned hereby certifies that it is solvent as of the date hereof, as required by Section I.1 of the Call Warrants.

Dated:

      (Signature must conform in all respects to name of holder as specified on the face of Warrant)

      (Street Address)
      (City)(State)(Zip Code)

                                                                     Exhibit III

                            FORM OF INVESTMENT LETTER

                          QUALIFIED INSTITUTIONAL BUYER

                                                        Dated: [_______________]

U.S. Bank Trust National Association,
100 Wall Street
New York, New York  10005

Synthetic Fixed-Income Securities, Inc.
301 S. College St.
Charlotte, North Carolina  28288-0630

Ladies and Gentlemen:

      In connection with our proposed purchase of [insert number] of the Call Warrants dated _______________, issued with respect to $_______________ principal amount of _______________ ___% Senior Notes due _______________, CUSIP _______________, (the "Call Warrants"), the investor on whose behalf the undersigned is executing this letter (the "Purchaser") confirms that:

      (1) The Purchaser has received a copy of such information as the Purchaser deems necessary in order to make its investment decision and the Purchaser has been provided the opportunity to ask questions of, and receive answers from, the Trustor, concerning the terms and conditions of the Call Warrants. The Purchaser has received and understands the above, and understands that substantial risks are involved in an investment in the Call Warrants. The Purchaser represents that in making its investment decision to acquire the Call Warrants, the Purchaser has not relied on representations, warranties, opinions, projections, financial or other information or analysis, if any, supplied to it by any person, including you, the Trustor or the Trustee referred to above or any of their affiliates. The Purchaser has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Call Warrants, and the Purchaser is able to bear the substantial economic risks of such an investment. The Purchaser has relied upon its own tax, legal and financial advisors in connection with its decision to purchase the Call Warrants.

      (2) The Purchaser is (A) a "Qualified Institutional Buyer" (as defined in Rule 144A under the Securities Act of 1933, as amended (the "1933 Act")) and (B) acquiring the Call Warrants for its own account or for the account of an investor of the type described in clause (A) above as to which the Purchaser exercises sole investment discretion. The Purchaser is purchasing the Call Warrants for investment purposes and not with a view to, or for, the offer or sale in connection with, a public distribution or in any other manner that would violate the 1933 Act or the securities or blue sky laws of any state.

      (3) The Purchaser understands that the Call Warrants have not been and will not be registered under the 1933 Act or under the securities or blue sky laws of any state, and that if it decides to resell, pledge or otherwise transfer the Call Warrants, such Call Warrants may be resold, pledged or transferred without registration only to an entity that has delivered to the Trustor and the Trustee a certification in the form of this letter. The Purchaser understands that (i) any transference of the Call Warrants must be to an entity that the Purchaser reasonably believes to be a Qualified Institutional Buyer that purchases (1) for its own account or (2) for the account of such a Qualified Institutional Buyer, that is, in either case, aware that the resale, pledge or transfer is being made in reliance on said Rule 144A under the 1933 Act and (ii) it will, and each subsequent holder will be required to, notify any purchaser of the Call Warrants from it of the resale restrictions referred to herein.

      (4) The Purchaser understands that the Call Warrants will bear a legend to the following effect, unless otherwise agreed by the Trustor and the Trustee:

      "THESE CALL WARRANTS HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT WHILE A REGISTRATION UNDER SUCH ACT IS IN EFFECT OR PURSUANT TO THE EXEMPTION THEREFROM UNDER SUCH ACT PROVIDED PURSUANT TO RULE 144A THEREUNDER. THE CALL WARRANTS REPRESENTED HEREBY MAY BE TRANSFERRED ONLY IN COMPLIANCE WITH THE CONDITIONS SPECIFIED IN THESE CALL WARRANTS INCLUDING THE DELIVERY OF AN INVESTMENT LETTER IN THE FORM ATTACHED HERETO. EACH PROSPECTIVE TRANSFEREE OF THESE CALL WARRANTS SHALL BE REQUIRED TO REPRESENT THAT IT IS (A) A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A) AND (B) ACQUIRING THE CALL WARRANT FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF AN INVESTOR OF THE TYPE DESCRIBED IN CLAUSE (A) ABOVE AS TO WHICH THE TRANSFEREE EXERCISES SOLE INVESTMENT DISCRETION."

      (5) The Purchaser agrees that if at some time in the future it wishes to transfer or exchange the Call Warrants, it will not transfer or exchange the Call Warrants unless such transfer or exchange is in accordance with Section 3.2 of the Warrant Agent Agreement. The Purchaser understands that any purported transfer of the Call Warrants in contravention of any of the restrictions and conditions in the Warrant Agent Agreement, shall be void, and the purported transferee in such transfer shall not be recognized by the Trust or any other Person as a Warrant Holder.

      (6) The Purchaser understands that the Call Warrants may be transferred in minimum amounts equal to $500,000 initial amount, and in increments of $1,000 in excess thereof.

      You and the Warrant Agent are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.



                                       Very truly yours,

                                       By:_________________________________
                                       Name:
                                       Title:


                                       Registration Information:

                               FORM OF ASSIGNMENT

           [To be executed only upon transfer of these Call Warrants]

      For value received, the undersigned registered holder of these Call Warrants hereby sells, assigns and transfers unto ______ [insert number] of the Call Warrants to purchase Underlying Securities to which these Call Warrants relate, and appoints an Attorney to make such transfer on the books of the Warrant Agent maintained for such purpose, with full power of substitution in the premises.

Dated:

      (Signature must conform in all respects to name of holder as specified on the face of these Call Warrants)

      (Street Address)
      (City State) (Zip Code)

Signed in the presence of: